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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 31, 1998
                                  -------------

                Date of Report (Date of earliest event reported)



                     Evenflo & Spalding Holdings Corporation
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

         333-14569                                         59-2439656
         ---------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)


601 South Harbour Island Boulevard, Suite 200, Tampa, Florida         33602-3141
-------------------------------------------------------------         ----------
(Address of principal executive offices)                              (Zip Code)


                                 (813) 204-5200
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Evenflo & Spalding Holdings Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those contained in forward-looking statements of the Company made by or on behalf of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

         Exhibit No.                  Description of Exhibit
         -----------                  ----------------------
         99.1                         Press Release
         99.2                         Cautionary statement for purposes of the
                                         "Safe Harbor" provisions of the Private
                                         Securities Litigation Reform Act of 1995.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Evenflo & Spalding Holdings Corporation
                                              (Registrant)


Date: July 31, 1998                               By: /s/ W. Michael Kipphut
                                                      ----------------------
                                                  W. Michael Kipphut
                                                  Vice President and Treasurer
                                                  (a Principal Financial Officer
                                                  and authorized signatory)



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